Exhibit 99.1

ZixCorp Delivers 20 Percent Annual Growth in New First Year Orders Year-over-Year

Company meets high-end of full-year adjusted earnings guidance

DALLAS — Feb. 16, 2016 — Zix Corporation (NASDAQ: ZIXI), a leader in email data protection, today announced financial results for the fourth quarter and full year ended Dec. 31, 2015.

Fourth Quarter 2015 Financial Highlights

•	Fourth quarter new first year orders of $2.9 million, an increase of 14.8% year-over-year

•	Fourth quarter revenue of $14.3 million, an increase of 11.4% year-over-year

•	Fourth quarter GAAP fully diluted earnings per share of $0.01, a decrease of 11.0% year-over-year

•	Fourth quarter Non-GAAP fully diluted earnings per share of $0.07, an increase of 105.2% year-over-year (2)

•	The Company generated approximately $3.5 million in cash flow from operations, an increase of $727 thousand year-over-year

Full-Year 2015 Financial Highlights

•	Ending backlog of $74.2 million, an increase of 7.0% from the prior year end

•	Full-year new first year orders of $10.2 million, an increase of 19.7% year-over-year and a new company record

•	Full-year revenue of $54.7 million, an increase of 8.7% year-over-year

•	Full-year GAAP fully diluted earnings per share of $0.09, an increase of 25.4% year-over-year (2)

•	Full-year Non-GAAP fully diluted earnings per share of $0.21, an increase of 43.8% year-over-year (2)

•	The Company generated approximately $15.6 million in cash flow from operations for the full year ended Dec. 31, 2015, an increase of 17.3% year-over-year

•	Cash and cash equivalents at year-end was $28.7 million, despite $15.0 million spent on share repurchases during 2015. This $28.7 million is an increase of $7.0 million compared to the ending cash balance for 2014

“Zix experienced a healthy 2015 punctuated by a record year in New First Year Orders. All of our sales teams contributed to our growth, demonstrating the meaningful results we can achieve in combining the strengths of our direct team, VAR and MSP channels, and strategic partnerships, including an exciting relationship with Cisco,” said David Wagner, ZixCorp’s Chief Executive Officer. “While a record in New First Year Orders is a positive milestone for our company, it is also significant for our customers who are united in a trusted community and benefit from greater ease of use and security as our community expands. We look forward to continued focus on growth in 2016, which strengthens our company’s position, our customers’ protection and our shareholders’ value.”

Fourth Quarter and Full-Year 2015 Corporate Financial Summary and Other Operational Metrics

$ in Millions, except per share data	Q4 2015	Q4 2014	% or $ Change (1)		FY 2015	FY 2014	% or $ Change (1)
Revenue	$14.3	$12.9	11.4%		$54.7	$50.3	8.7%
GAAP Gross Profit	$11.8	$10.7	10.7%		$45.1	$42.0	7.4%
GAAP Net Income	$0.8	$0.9	(11.7	) %	$5.0	$4.1	22.3%
GAAP Net Income Per Share – Diluted	$0.01	$0.02	(11.0)%		$0.09	$0.07	25.4%
Non-GAAP Adjusted Gross Profit (2)	$11.9	$10.7	10.8%		$45.3	$42.2	7.3%
Non-GAAP Adjusted Net Income (2)	$4.0	$2.0	103.4%		$12.3	$8.8	40.1%
Non-GAAP Adjusted Net Income Per Share – Diluted (2)	$0.07	$0.03	105.2%		$0.21	$0.15	43.8%
Adjusted EBITDA (2) (3)	$4.5	$2.5	83.0%		$14.9	$10.8	37.1%
Adjusted EBITDA Margin (3) (4)	31.4%	19.1%	12.3	pts	27.2%	21.5%	5.6	pts
New First Year Orders	$2.9	$2.5	14.8%		$10.2	$8.5	19.7%

Total Orders	$14.7	$13.8	6.0%		$61.0	$55.4	10.2%

Backlog (4)	$74.2	$69.3	7.0%

(1)	Changes are based on actuals versus numbers shown in the columns which may reflect rounding
(2)	A reconciliation of GAAP to Non-GAAP adjusted results is attached to this press release and available on our investor relations Web page at http://investor.zixcorp.com
(3)	Adjusted earnings before interest, taxes, depreciation and amortization
(4)	Service contract commitments that represent future revenue to be recognized as the services are provided

Outlook

For the first quarter 2016, the Company forecasts revenue to be between $14.2 million and $14.4 million and fully diluted adjusted earnings per share of $0.05. Full-year 2016 revenues are projected to be between $59.5 million and $61.0 million. Fully diluted Non-GAAP adjusted earnings per share are projected to be $0.23.

Conference Call Information

The Company will discuss its financial results and outlook on a conference call on Tuesday, Feb. 16, 2016, at 5 p.m. ET. A live webcast of the conference call will be available on its investor relations Web site at http://investor.zixcorp.com. Alternatively, participants can access the conference call by dialing 1-855-853-6940 (U.S. toll-free) or 1-720-634-2906 (international) at least 15 minutes before the call and entering access code 34282096.

An audio replay of the conference will be available until Feb. 24, 2016, by dialing 1-855-859-2056 (U.S. toll-free) or 1-404-537-3406 (international) and entering the access code 34282096. An archive of the webcast will also be available on the ZixCorp investor relations Web site.

About Zix Corporation

ZixCorp is a leader in email data protection. ZixCorp offers industry-leading email encryption, a unique email DLP solution and an innovative email BYOD solution to meet your company’s data protection and compliance needs. ZixCorp is trusted by the nation’s most influential institutions in healthcare, finance and government for easy to use secure email solutions. ZixCorp is publicly traded on the Nasdaq Global Market under the symbol ZIXI, and its headquarters are in Dallas, Texas. For more information, visit www.zixcorp.com.

ZixCorp Contacts

Investor Relations

Todd Kehrli or Jim Byers

(323) 468-2300

zixi@mkr-group.com

Statements in this release that are not purely historical facts or that necessarily depend upon future events, including statements about forecasts of revenue or earnings, or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the

Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to ZixCorp on the date this release was issued. ZixCorp undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to market acceptance of new ZixCorp solutions and how privacy and data security laws may affect demand for ZixCorp email data protection solutions. ZixCorp may not succeed in addressing these and other risks. Further information regarding factors that could affect ZixCorp financial and other results can be found in the risk factors section of ZixCorp’s most recent filing on Form 10-K with the Securities and Exchange Commission.

ZIX CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

	December 31, 2015 (unaudited)	December 31, 2014
ASSETS
Current assets:
Cash and cash equivalents	$28,664,000	$21,685,000
Receivables, net	498,000	1,452,000
Prepaid and other current assets	2,908,000	2,372,000
Deferred tax assets	—	1,763,000

Total current assets	32,070,000	27,272,000
Property and equipment, net	4,143,000	4,399,000
Goodwill	2,161,000	2,161,000
Deferred tax assets	48,912,000	49,892,000

Total assets	$87,286,000	$83,724,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$5,067,000	$3,436,000
Deferred revenue	23,182,000	21,587,000

Total current liabilities	28,249,000	25,023,000
Long-term liabilities:
Deferred revenue	839,000	898,000
Deferred rent	1,426,000	1,533,000

Total long-term liabilities	2,265,000	2,431,000

Total liabilities	30,514,000	27,454,000
Total stockholders’ equity	56,772,000	56,270,000

Total liabilities and stockholders’ equity	$87,286,000	$83,724,000

ZIX CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
Revenue	$14,327,000	$12,865,000	$54,713,000	$50,347,000

Cost of revenue	2,522,000	2,205,000	9,593,000	8,324,000

Gross profit	11,805,000	10,660,000	45,120,000	42,023,000
Operating expenses:
Research and development	2,074,000	2,398,000	8,317,000	9,051,000
Selling, general and administrative	8,506,000	6,611,000	28,887,000	26,222,000

Total operating expenses	10,580,000	9,009,000	37,204,000	35,273,000

Operating income	1,225,000	1,651,000	7,916,000	6,750,000
Operating margin	9%	13%	14%	13%

Other income, net	82,000	43,000	244,000	183,000

Income before income taxes	1,307,000	1,694,000	8,160,000	6,933,000
Income tax expense	(509,000)	(790,000)	(3,144,000)	(2,830,000)

Net income	$798,000	$904,000	$5,016,000	$4,103,000

Basic income per common share:	$0.01	$0.02	$0.09	$0.07

Diluted income per common share:	$0.01	$0.02	$0.09	$0.07

Shares used in per share calculation - basic	55,537,228	56,282,492	56,421,833	57,948,864

Shares used in per share calculation - diluted	56,554,355	57,043,838	57,476,006	58,966,625

ZIX CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Twelve Months Ended December 31,
	2015	2014
Operating activities:
Net income	$5,016,000	$4,103,000
Non-cash items in net income	7,068,000	5,702,000
Changes in operating assets and liabilities	3,533,000	3,512,000

Net cash provided by operating activities	15,617,000	13,317,000

Investing activities:
Purchases of property and equipment	(1,951,000)	(3,402,000)

Net cash used in investing activities	(1,951,000)	(3,402,000)

Financing activities:
Proceeds from exercise of stock options	8,674,000	748,000
Purchase of Treasury Stock	(15,361,000)	(16,496,000)

Net cash used in financing activities	(6,687,000)	(15,748,000)

Increase (Decrease) in cash and cash equivalents	6,979,000	(5,833,000)
Cash and cash equivalents, beginning of period	21,685,000	27,518,000

Cash and cash equivalents, end of period	$28,664,000	$21,685,000

ZIX CORPORATION

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(Unaudited)

		Three Months Ended December 31,		Twelve Months Ended December 31,
		2015	2014	2015	2014
Revenue:
GAAP revenue		$14,327,000	$12,865,000	$54,713,000	$50,347,000

Cost of revenue
GAAP cost of revenue		$2,522,000	$2,205,000	$9,593,000	$8,324,000
Stock-based compensation charges (1)	(A)	(45,000)	(34,000)	(181,000)	(180,000)

Non-GAAP adjusted cost of revenue		$2,477,000	$2,171,000	$9,412,000	$8,144,000

Gross profit:
GAAP gross profit		$11,805,000	$10,660,000	$45,120,000	$42,023,000
Stock-based compensation charges (1)	(A)	45,000	34,000	181,000	180,000

Non-GAAP adjusted gross profit		$11,850,000	$10,694,000	$45,301,000	$42,203,000

Research and development expense
GAAP research and development expense		$2,074,000	$2,398,000	$8,317,000	$9,051,000
Stock-based compensation charges (1)	(A)	(59,000)	(51,000)	(243,000)	(236,000)

Non-GAAP adjusted research and development expense		$2,015,000	$2,347,000	$8,074,000	$8,815,000

Selling and marketing expense
GAAP selling and marketing expense		$4,265,000	$4,811,000	$18,075,000	$18,284,000
Stock-based compensation charges (1)	(A)	(192,000)	(107,000)	(579,000)	(532,000)

Non-GAAP adjusted selling and marketing expense		$4,073,000	$4,704,000	$17,496,000	$17,752,000

General and administrative expense
GAAP general and administrative expense		$4,241,000	$1,800,000	$10,812,000	$7,938,000
Stock-based compensation charges (1)	(A)	(706,000)	(155,000)	(1,170,000)	(734,000)
Strategic consulting and litigation costs (2)	(B)	(502,000)	(3,000)	(1,218,000)	(599,000)
Executive separation payment (3)	(C)	(1,152,000)	—	(1,152,000)	—

Non-GAAP adjusted general and administrative expense		$1,881,000	$1,642,000	$7,272,000	$6,605,000

Operating income:
GAAP operating income		$1,225,000	$1,651,000	$7,916,000	$6,750,000
Stock-based compensation charges (1)	(A)	1,002,000	347,000	2,173,000	1,682,000
Strategic consulting and litigation costs (2)	(B)	502,000	3,000	1,218,000	599,000
Executive separation payment (3)	(C)	1,152,000	—	1,152,000	—

Non-GAAP adjusted operating income		$3,881,000	$2,001,000	$12,459,000	$9,031,000

Adjusted Operating Margin		27.1%	15.6%	22.8%	17.9%

Net income:
GAAP net income		$798,000	$904,000	$5,016,000	$4,103,000
Stock-based compensation charges (1)	(A)	1,002,000	347,000	2,173,000	1,682,000
Strategic consulting and litigation costs (2)	(B)	502,000	3,000	1,218,000	599,000
Executive separation payment (3)	(C)	1,152,000	—	1,152,000	—
Income tax impact	(D)	574,000	726,000	2,744,000	2,396,000

Non-GAAP adjusted net income		$4,028,000	$1,980,000	$12,303,000	$8,780,000

Diluted net income per common share:
GAAP net income		$0.01	$0.02	$0.09	$0.07
Adjustments per share	(A-D)	$0.06	$0.01	$0.12	$0.08

Non-GAAP adjusted net income		$0.07	$0.03	$0.21	$0.15

Shares used to compute Non-GAAP adjusted net income per share - diluted		56,554,355	57,043,838	57,476,006	58,966,625

Reconciliation of Net income to EBITDA and Adjusted EBITDA:	(E)
Net income		$798,000	$904,000	$5,016,000	$4,103,000
Income tax provision		509,000	790,000	3,144,000	2,830,000
Interest expense		—	—	—	—
Depreciation expense		533,000	413,000	2,152,000	1,622,000

EBITDA		1,840,000	2,107,000	10,312,000	8,555,000

Adjustments:
Share-based compensation expense	(A)	1,002,000	347,000	2,173,000	1,682,000
Strategic consulting and litigation costs (2)	(B)	502,000	3,000	1,218,000	599,000
Executive separation payment (3)	(C)	1,152,000	—	1,152,000	—

Adjusted EBITDA		$4,496,000	$2,457,000	$14,855,000	$10,836,000

Adjusted EBITDA margin		31.4%	19.1%	27.2%	21.5%

(1) Stock-based compensation charges are included as follows:
Cost of revenues		$45,000	$34,000	$181,000	$180,000
Research and development		59,000	51,000	243,000	236,000
Selling and marketing		192,000	107,000	579,000	532,000
General and administrative		706,000	155,000	1,170,000	734,000

		$1,002,000	$347,000	$2,173,000	$1,682,000

(2) Strategic consulting and litigation costs are included as follows:
General and administrative		502,000	3,000	1,218,000	599,000

		$502,000	$3,000	$1,218,000	$599,000

(3) Executive separation payment is included as follows:
General and administrative		1,152,000	—	1,152,000	—

		$1,152,000	$—	$1,152,000	$—

This presentation includes Non-GAAP measures. Our Non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations of these measures, see Notes to Reconciliation of GAAP to Non-GAAP Financial Measures on the next page.

ZIX CORPORATION

NOTES TO RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

USE OF NON-GAAP FINANCIAL INFORMATION

The Company occasionally utilizes financial measures and terms not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) in order to provide investors with an alternative method for assessing our operating results in a manner that enables investors to more thoroughly evaluate our current performance as compared to past performance. We also believe these Non-GAAP measures provide investors with a more informed baseline for modeling the Company’s future financial performance. Management uses these Non-GAAP financial measures to make operational and investment decisions, to evaluate the Company’s performance, to forecast and to determine compensation. Further, management utilizes these performance measures for purposes of comparison with its business plan and individual operating budgets and allocation of resources. We believe that our investors should have access to, and that we are obligated to provide, the same set of tools that we use in analyzing our results. These Non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. We have provided definitions below for certain Non-GAAP financial measures, together with an explanation of why management uses these measures and why management believes that these Non-GAAP financial measures are useful to investors. In addition, in our earnings release we have provided tables to reconcile the Non-GAAP financial measures utilized to GAAP financial measures.

ADJUSTED NON-GAAP MEASURES

Our Non-GAAP measures adjust GAAP Cost of revenue, Gross profit, Research and development expense, Selling and marketing expense, General and administrative expense, Operating income, Net income, Net income per share - diluted, and EBITDA for non-cash stock-based compensation expense, strategic consulting and litigation costs, and executive separation payment to derive Non-GAAP adjusted Cost of revenue, adjusted Gross profit, adjusted Research and development expense, adjusted Selling and marketing expense, adjusted General and administrative expense, adjusted Operating income, adjusted Net income, adjusted Net income per share - diluted and adjusted EBITDA. We provide a reconciliation of these adjusted Non-GAAP measures to GAAP Gross profit, Operating income, Net income, Net income per share - diluted and EBITDA.

We do not provide a reconciliation of forward-looking adjusted Non-GAAP earnings per share to GAAP earnings per share. Our forward-looking adjusted Non-GAAP earnings per share information consistently excludes non-cash stock-based compensation expense. Additionally, the adjusted Non-GAAP earnings per share will consistently exclude non-recurring items that impact our ongoing business. See items (A) through (C) below for further information on the current quarter’s reconciling items.

Items (A) through (E) on the “Reconciliation of GAAP to Non-GAAP Financial Measures” table are listed to the right of certain categories under “Gross profit,” “Operating income,” “Net income,” “Net income per share - diluted” and “EBITDA” and correspond to the categories explained in further detail below under (A) through (E).

(A) Non-cash stock-based compensation charges relating to stock option grants, restricted stock, and restricted stock units awarded to and accounted for in accordance with Share-Based Payment accounting guidance. See (1) on previous page for breakdown of stock-based compensation. Because of varying valuation methodologies, subjective assumptions and varying award types, the Company believes that the exclusion of stock-based compensation charges provides for more accurate comparisons to our peer companies and for a more accurate comparison of our financial results to previous periods. Additionally, the Company believes it is useful to investors to understand the specific impact of non-cash stock-based compensation charges on our operating results.

(B) Strategic consulting and litigation costs. See item (2) on previous page. The Company’s management excludes certain board-directed consulting costs and litigation expenses when evaluating its ongoing performance and/or predicting its earnings trends and therefore excludes these charges on our adjusted operating results.

(C) Executive separation payment relating to CEO employment termination benefits agreement. See item (3) on previous page. The Company’s management excludes these costs when evaluating its ongoing performance and/or predicting its earnings trends and therefore excludes these charges on our adjusted operating results.

(D) The Non-GAAP adjustment to the tax provision represents the non-cash tax expense included in the GAAP tax provision, including the current period utilization of deferred tax assets created in previous periods. The remaining provision for income taxes represents expected cash taxes to be paid.

(E) EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA adds back stock-based compensation charges and non-recurring litigation expenses.